UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 April 22, 2004




                           WSFS Financial Corporation
             -----------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



       Delaware                      0-16668                  22-2866913
----------------------------     -----------------         ----------------
(State or other jurisdiction      (SEC Commission            (IRS Employer
     of incorporation)               File No.)              Identification
                                                               Number)


838 Market Street, Wilmington, Delaware                          19899
---------------------------------------                       -----------
(Address of principal executive offices)                       (Zip Code)




Registrant's telephone number, including area code: (302)792-6000
                                                    -------------

                                 Not Applicable
          --------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                           WSFS FINANCIAL CORPORATION


                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.   Other Events
          ------------

         On April 22, 2004, the Registrant issued a press release to report the declaration of a quarterly cash dividend of $0.06 per share, representing an increase of $0.01 over the previous quarterly dividend.


Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
          -----------------------------------------

         (c) Exhibits:

                  99.1     Press Release dated April 22, 2004

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    WSFS FINANCIAL CORPORATION




Date: April 26, 2004
                                    By: /s/Mark A. Turner
                                        -----------------------------
                                        Mark A. Turner
                                        Chief Operating Officer/
                                        Chief Financial Officer